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                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                           VARIABLE SEPARATE ACCOUNT
             (PORTION RELATING TO THE POLARIS II VARIABLE ANNUITY)


             _____________________________________________________


                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 1, 1998

OREGON RESIDENTS ONLY: Please add the following sentence to the end of the second paragraph under the heading "7. Access To Your Money" of the Profile:

        If you are an Oregon resident, your minimum systematic withdrawal amount is $250 per withdrawal or the penalty-free withdrawal amount.

OREGON RESIDENTS ONLY-Please delete the first paragraph under the "Systematic Withdrawal Program" subheading of the section titled "7. Access To Your Money" in the Prospectus and replace with the following:

        This program allows you to receive either monthly, quarterly, semiannual or annual checks during the Accumulation Phase. You can also choose to have systematic withdrawals electronically wired to your bank account.
The minimum amount of each withdrawal is $250 or the penalty-free withdrawal amount. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under 59 1/2. There is no charge for participating in this program.

WASHINGTON RESIDENTS ONLY-Please delete the first paragraph under the heading "7. Access To Your Money" of the Profile and the fifth paragraph under the same heading in the Prospectus and replace with the following two paragraphs:

        During the first year, your free withdrawal amount is the greater of:
(1) the penalty-free earnings in your contract as of the date you make the withdrawal; (2) if you participate in the Systematic Withdrawal Program, 10% of your total invested amount less any withdrawals made during the year; or (3) interest earnings from the amounts allocated to the fixed investment options, not previously withdrawn.

        After the first year, your maximum free withdrawal amount is the greater of: (1) the penalty-free earnings; (2) 10% of your total invested amount that has been invested for at least one year, less any withdrawals made during the year, or (3) interest earnings from amounts allocated to the fixed investment options, not previously withdrawn.

Date:  June 4, 1998

                Please keep this Supplement With Your Prospectus